SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant  |X|

Filed by a Party other than the Registrant   |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement            Confidential, for Use of the
|X|   Definitive Proxy Statement             Commission Only (as permitted
|_|   Definitive Additional Materials                 by Rule 14a-6(e)(2))   |_|
|_|   Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12

                               Eagle Bancorp, Inc.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:


          ----------------------------------------------------------------------

     5.   Total Fee Paid:


          ----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:


     2.   Form, Schedule or Registration Statement No.:


     3    Filing Party:


     4.   Date Filed:

                               EAGLE BANCORP, INC.

                            NOTICE OF ANNUAL MEETING

                                       AND

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 23, 2001

                               EAGLE BANCORP, INC.
                              7815 WOODMONT AVENUE
                            BETHESDA, MARYLAND 20814
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 23, 2001

TO THE SHAREHOLDERS OF EAGLE BANCORP, INC.:

     The Annual Meeting of Shareholders of Eagle Bancorp, Inc., a Maryland corporation (the "Company"), will be held at

                           The Bethesda Marriott Hotel
                              5151 Pooks Hill Road
                            Bethesda, Maryland 20814

on Wednesday, May 23, 2001 at 3:00 p.m. for the following purposes:

         1. To elect five (5) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

         2. To ratify the appointment of Stegman and Company as the auditors for the Company; and

         3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.


         Shareholders of record as of the close of business on April 12, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors



                                          Michele Midlo, Corporate Secretary



April 18, 2001





         PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON. IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORDHOLDER IN ORDER TO VOTE IN PERSON AT THE MEETING

                               EAGLE BANCORP, INC.
                              7815 Woodmont Avenue
                            Bethesda, Maryland 20814

                      ------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT
                      ------------------------------------

                                  INTRODUCTION

         This Proxy Statement is furnished to shareholders of Eagle Bancorp, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 3:00 p.m. on Wednesday, May 23, 2001 (the "Annual Meeting"), and at any adjournment or postponement thereof, for the purposes of:

         1. electing five (5) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

         2. ratifying the appointment of Stegman and Company as the Company's auditors; and

         3. transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The Annual Meeting will be held at

                           The Bethesda Marriott Hotel
                              5151 Pooks Hill Road
                            Bethesda, Maryland 20814

         This Proxy Statement and the accompanying form of proxy are being sent to shareholders of the Company on or about April 18, 2001. A copy of the Company's Annual Report to Shareholders for the year ended December 31, 2000 also accompanies this Proxy Statement.

         The cost of this proxy solicitation is being paid by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone by officers, regular employees or directors of the Company or its subsidiary, EagleBank (the "Bank"), who will not receive any special compensation for their services. The Company may also reimburse brokers, custodians, nominees and other fiduciaries for their reasonable out-of-pocket and clerical costs for forwarding proxy materials to their principals.


                            VOTING RIGHTS AND PROXIES

VOTING RIGHTS

         Only shareholders of record at the close of business on April 12, 2001 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On that date, the Company had outstanding 2,062,474 shares of common stock, par value $.01 per share (the "Common Stock"), the only class of stock outstanding, and held by approximately 460 shareholders of record and approximately 1,125 total beneficial shareholders. Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the shareholders. Shareholders do not have the right to cumulate votes in the election of directors. Nominees receiving a plurality of the votes cast at the Annual Meeting in the election of directors will be elected as director, in the order of the number of votes received. The presence, in person or by proxy, of not less than a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Members of the Board of Directors of the Company having the power to vote or direct the voting of 208,437 shares of Common Stock, or 10.11% of the outstanding shares of Common Stock, have indicated their intention to vote "FOR" the election of all of the nominees for election as director and "FOR" the ratification of Stegman and Company as the Company's auditors.

PROXIES

         Shares represented by proxies received by the Company in time to be voted at the Annual Meeting will be voted in accordance with the shareholder's instructions. Shares represented by proxies for which no instruction is given will be voted FOR the election of the directors specified herein, FOR the ratification of Stegman and Company as the Company's auditors, and in the discretion of the holders of the proxies on all other matters properly brought before the meeting and any adjournment or postponement thereof. The judges of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the votes cast at the Annual Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares of Common Stock as to a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to that matter.

         Please sign, date, mark and return promptly the enclosed proxy in the postage paid envelope provided for this purpose in order to assure that your shares are voted. You may revoke your proxy at any time before it is voted at the Annual Meeting:

         o        by granting a later proxy with respect to the same shares;
         o by sending written notice to Michele Midlo, Corporate Secretary of the Company, at the address noted above, at any time prior to the proxy being voted;
         o        or by voting in person at the Annual Meeting.

Attendance at the Annual Meeting will not, in itself, revoke a proxy. If your shares are held in the name of your bank or broker, you will need additional documentation to vote in person at the meeting.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

SECURITIES OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as of April 12, 2001 concerning the number and percentage of whole shares of the Company's Common Stock beneficially owned by its directors, nominees for director, executive officers whose compensation is disclosed, and by its directors and all executive officers as a group, as well as information regarding each other person known by the Company to own in excess of 5% of the outstanding Common Stock. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares. Except as set forth below, the Company knows of no other person or persons, who beneficially own in excess of 5% of the Company's Common Stock. Further, the Company is not aware of any arrangement which at a subsequent date may result in a change of control of the Company.

                  Name                      Age                Position                Number of Shares        Percentage(1)
------------------------------------------ ------ ----------------------------------- -------------------- --- ---------------
                                                    Chairman of Board of Company;
Leonard L. Abel                             74             Director of Bank                93,250(2)               4.45%

Dudley C. Dworken                           51     Director of the Company and Bank        39,785(3)               1.92%

Eugene F. Ford, Sr.                         71           Director of Company               31,593(4)               1.52%

Ronald D. Paul                              45       Vice Chairman, President and         128,859(5)               6.12%
                                                  Treasurer of Company; Chairman of
                                                            Board of Bank

H.L. Ward                                   54       Executive Vice President and          22,000(6)               1.06%
                                                   Director of Company; President,
                                                     Chief Executive Officer and
                                                           Director of Bank

Thomas D. Murphy                            53     Executive Vice President, Chief         12,250(7)               0.59%
                                                  Operating Officer and Director of
                                                                 Bank

Susan G. Riel                               51      Senior Vice President, Senior          9,375(8)                0.45%
                                                      Operations Officer of Bank
                                                                                      ====================     ===============

All directors and executive officers of
Company as a group (9 persons)                                                            350,794(9)               15.96%
                                                                                      ====================     ===============

All directors and executive officers of
Company and Bank as a group (20 persons)                                                  513,193(10)              23.24%
                                                                                      ====================     ===============

(1)      Represents percentage of 2,062,474 shares issued and outstanding as of April 12, 2001, except with respect to individuals holding options exercisable within 60 days of said date, in which event, represents percentage of shares issued and outstanding plus the number of shares with respect to which such person holds options exercisable within 60 days of April
         12, 2001, and except with respect to all directors and executive officers of the Company and the Company and the Bank as groups, in which case represents percentage of shares issued and outstanding plus the number of shares with respect to which all such persons hold options exercisable within 60 days of April 12, 2001.

(2)      Includes warrants to purchase 31,250 shares of Common Stock.

(3)      Includes 31,250 shares held in a trust of which Mr. Dworken is beneficiary and options to purchase 8,473 shares of Common
         Stock.

(4)      Includes options and warrants to purchase 12,843 shares of Common Stock. Eugene F. Ford, Sr. is the father of Eugene F.
         Ford, Jr., a director of the Bank. Beneficial ownership for Mr. Ford, Sr. does not include beneficial ownership by Mr.
         Ford, Jr.

(5)      Includes 81,250 shares held in trust for Mr. Paul's children. Includes options to purchase 40,625 shares of Common Stock.
         Does not include options to acquire 12,500 shares of Common Stock which are subject to vesting in December 2001.

(6)      Includes options to purchase 13,125 shares of Common Stock.

(7)      Includes options to purchase 11,250 shares of Common Stock.

(8)      Includes options to purchase 6,250 shares of Common Stock.

(9)      Includes options and warrants to purchase 136,050 shares of Common Stock.

(10)     Includes options and warrants to purchase 146,081 shares of Common Stock.

                              ELECTION OF DIRECTORS

         The size of the Company's Board of Directors is currently set at five
(5) directors. The Board of Directors has nominated five (5) persons for election as director at the Annual Meeting, for a one-year period until the 2002 Annual Meeting of Shareholders and until their successors have been elected and qualified. Each of the nominees for election as a director currently serves as a member of the Board of Directors. Unless authority is withheld, all proxies in response to this solicitation will be voted for the election of the nominees listed below. Each nominee has indicated a willingness to serve if elected. However, if any nominee becomes unable to serve, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein.

         The Board of Directors recommends that shareholders vote FOR each of the nominees to the Company's Board of Directors.

NOMINEES FOR ELECTION AS DIRECTORS

         Set forth below is certain information as of the Record Date concerning the nominees for election as director of the Company. Except as otherwise indicated, the occupation listed has been such person's principal occupation for at least the last five years. Each of the directors of the Company, other than Mr. Ford, also currently serves as a director of the Bank.

         Leonard L. Abel. Mr. Abel is Chairman of the Board of Directors of the Company, and has served in that position since the organization of the Company. Until retiring in 1994, Mr. Abel was partner-in-charge of the certified public accounting firm of Kershenbaum, Abel, Kernus and Wychulis, Rockville, Maryland with which he served for forty-five years. From October 1996, until resigning in September 1997, Mr. Abel was a member of the Board of Directors of F&M National Corporation (NYSE) and its wholly owned subsidiary, F&M Bank - Allegiance, Bethesda, Maryland, and prior to that time was Chairman of the Board of Allegiance Bank, N.A. (collectively with F&M Bank - Allegiance, "Allegiance") and its holding company Allegiance Banc Corporation, from their organization until their acquisition by F&M National Corporation. Mr. Abel was also Chairman of the Board of Directors of Central National Bank of Maryland from 1968 until its acquisition in 1986 by Citizens Bank of Maryland (now Sun Trust Banks, Inc.).

         Dudley C. Dworken. Mr. Dworken has served as a director of the Company since August 1999. Mr. Dworken is the owner of Curtis Chevrolet-Geo, an automobile dealership in Washington, D.C. Mr. Dworken was a Director of Allegiance from 1987 until October 1997, and a director of Allegiance Banc Corporation from 1988 until its acquisition by F&M.

         In April 1997, Curtis Chevrolet filed a petition under Section 11 of the Bankruptcy Code as a protection against potential liability resulting from a jury verdict in excess of the damages sought, against that company. Curtis Chevrolet emerged from bankruptcy protection in January 2000. In November 1999, Mr. Dworken consented to the entry of an order permanently enjoining him from violation of Section 10(b) of the Securities Exchange Act and Rule 10b-5 under that act. The order was issued in connection with an investigation of him in respect of trading in the shares of Allegiance Banc Corporation by his uncle during the period during which Allegiance Banc Corporation was involved in merger negotiations with F&M. Mr. Dworken is an active member of numerous community, business, charitable and educational institutions in the Washington D.C./Montgomery County area.

         Eugene F. Ford, Sr. Mr. Ford has served as a director of the Company since its organization. Mr. Ford is engaged in the business of property management and development as Chairman of Mid-City Financial Corporation, an apartment developer, of which he was also president until 1995. He is Chairman of the Community Preservation and Development Corporation, a non-profit organization in the business of preserving public purpose housing complexes and providing social program support for residents thereof. Through his ownership of Mid-City Financial, Mr. Ford is the largest owner of assisted housing units in Maryland and the Washington metropolitan area. Mr. Ford has received numerous awards for his work in the housing development field.

         Ronald D. Paul. Mr. Paul is President and Vice Chairman of the Board of Directors of the Company and Chairman of the Board of Directors of the Bank, and has served in such positions since the organization of the

Company and the Bank. Mr. Paul is President of Ronald D. Paul Companies and RDP Management, which is engaged in the business of real estate development and management activities. Mr. Paul is also active in private investments, including Chairman of Bethesda Investments, Inc., a private venture capital fund. Mr. Paul was a director of Allegiance from 1990 until September 1997, and a director of Allegiance Banc Corporation from 1990 until its acquisition, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997.

         H. L. Ward. Mr. Ward has served as a director of the Company since March 1999. Mr. Ward, the President and Chief Executive Officer of the Bank, was President and Chief Executive Officer of Allegiance from December 1995 to October 1997. Prior to that time he served in various executive lending positions at Allegiance and its former sister bank Prince George's National Bank, including Executive Vice President - Chief Lending Officer, from 1992 to 1995. Mr. Ward has over 30 years of experience in the commercial banking and real estate development and finance industries.

ELECTION OF DIRECTORS OF THE BANK

         If elected, the nominees for election as directors intend to vote for Mr. Abel, Mr. Dworken, Mr. Paul, Mr. Ward and the following persons to serve as directors of the Bank, each of whom currently serves as a director of the Bank.

         Arthur H. Blitz. Mr. Blitz, 59, an attorney engaged in private practice since 1971, is a partner in the Bethesda, Maryland law firm of Paley, Rothman, Goldstein, Rosenberg & Cooper. Mr. Blitz was a director of Allegiance at various times from 1987 to October 1997.

         Steven L. Fanaroff. Mr. Fanaroff, 41, is Vice President - Chief Financial Officer of Magruder Holdings, Inc., a regional supermarket chain, with which he has served since 1981. Mr. Fanaroff served on the Board of Directors of Allegiance from 1990 until October 1997.

         Eugene F. Ford, Jr. Mr. Ford, 48, engages in the business of property management and apartment development. He has been president of Van Buren Corporation, an apartment developer, since 1984, Chairman of Edgewood Management Company, a property management company, and president of Mid-City Financial Corporation, an apartment developer, since 1995. From 1992 to 1994, Mr. Ford was a physical therapist with George Washington University Ambulatory Care.

         Harvey M. Goodman. Mr. Goodman, 45, has been with The Goodman, Gable, Gould Company, the Maryland based public insurance adjusting firm where he serves as President, since 1977. He is a director and past president of the National Association of Public Insurance Adjusters, and is a director and principal of Adjusters International, a national public adjusting firm.

         Benson Klein. Mr. Klein, 55, has been an attorney in Montgomery County since 1970, and a principal with Ward & Klein, Chartered, since 1978. Mr. Klein is also engaged in real estate investment activities in Montgomery County. He served as a director of F&M Bank - Allegiance from 1996 to 1997 and previously served as a director of Lincoln National Bank. Mr. Klein is currently, and has been, a member of a variety of community, business and charitable institutions for the Washington, D.C./Montgomery County area.

         David H. Lavine. Mr. Lavine, 42, owns and operates the local Chesapeake Bagel Bakery retail chain. He was President and Chief Executive Officer of The American Bagel Company, Inc. franchisor of the chain until its sale in 1997. Prior to that time, he was a principal of the public accounting firm of Reznick, Fedder & Silverman, CPA's, since 1987. Mr. Lavine is also engaged in real estate, private investments and providing consulting services. Mr. Lavine was a director of Suburban Bank of Virginia and its holding company, Suburban Bancshares, Inc., from 1991 to 1994.

         Bruce H. Lee. Mr. Lee, 37, is Vice President of Development and a member of the Board of Directors of Lee Development Group, a closely held family real estate business founded in 1920 and based in downtown Silver Spring.

He is principal broker of record for Montgomery Land Company, LLC, which specializes in commercial sales, leasing, and property management and the general partner of Montgomery Land partnership, LLP. Mr. Lee is immediate past president of the Greater Silver Spring Chamber of Commerce and was the Chamber's charter president in 1993. Mr. Lee is an elected Council member and current Chairman of the Township of Chevy Chase View.

         Philip N. Margolius. Mr. Margolius, 61, a graduate of Dartmouth College and Yale Law School, is a partner in the law firm of Margolius, Mallios, Davis, Rider & Tomar, LLP in Washington, D.C. and Largo, Maryland. He specializes in estate planning, probate, non-profit organizations and non-profit charitable giving. Mr. Margolius is an adjunct professor of law at the Washington College of Law at American University and lectures to professional groups in the community on estate planning. Washingtonian Magazine named him one of the area's leading estate planners.

         Thomas D. Murphy. Mr. Murphy, 53, the Executive Vice President - Chief Operating Officer of the Bank, served at Allegiance from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he served in the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and he served as a Vice President of that organization until September 1994. Mr. Murphy has 30 years experience in the commercial banking industry.

         Donald R. Rogers. Mr. Rogers, 54, has been engaged in the private practice of law since 1972 with the Rockville, Maryland based firm Shulman, Rogers, Gandal, Pordy & Ecker, P.A., of which he is a partner. Mr. Rogers was a member of the Board of Directors of Allegiance from 1987 until October 1997.

         Worthington H. Talcott, Jr. Mr. Talcott, 49, an attorney engaged in private practice since 1979, has been a partner in Shulman, Rogers, Gandal, Pordy & Ecker, P.A. since 1998. Previously, he was a shareholder in the Bethesda law firm of Marsh, Fleischer & Quiggle, Chartered, since 1992, and from 1983 to 1992 was a partner in the firm of Ross, Marsh, Foster, Myers and Quiggle. Mr. Talcott has been an active member of the Juvenile Diabetes Foundation, serving as a member of the Board of Directors for the Capital Chapter from 1992 to 1996, and as President of the Capital Chapter from 1994 to 1995.

         Leland M. Weinstein. Mr. Weinstein, 38, has served as president of Syscom Services, Inc., an e-business workflow and internet consulting firm, since 1997. Formerly, he spent thirteen years with Automated Digital Systems
(ADS), an integrator of fax technologies, where he rose to president and owner of the company before joining Syscom, an early spin-off of ADS. Mr. Weinstein serves on the advisory councils for Intel/Dialogic and AVT/RightFAX. He is a member of the Inner Circle of the University of Maryland Dingman Center for Entrepreneurship, and involved with numerous charities.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company met twelve (12) times during 2000. All members of the Board of Directors attended at least 75% of the meetings held by the Board of Directors and by all committees on which such member served during the 1999 fiscal year or any portion thereof. The Board of Directors does not have a standing Audit Committee. The Audit Committee of the Bank serves as the Audit Committee for the Company. The Audit Committee is responsible for the review and evaluation of the Company's and Bank's internal controls and accounting procedures. It also periodically reviews audit reports with the Company's independent auditors, and recommends the annual appointment of such auditors. The Audit Committee is currently comprised of Mr. Lavine, the Chairman, and Messrs. Blitz, Klein, Rogers and Talcott. The Audit Committee has adopted a charter, a copy of which is attached to this Proxy Statement as Appendix A. Each of the members of the Audit Committee is independent, as determined under the definition of independence adopted by the National Association of Securities Dealers. During the 2000 fiscal year, the Audit Committee met four (4) times.

         The Board of Directors does not have a standing Nominating Committee or Compensation Committee, the functions of which are performed by the full Board of Directors.

AUDIT COMMITTEE REPORT

         The Audit Committee has been appointed to assist the Board of Directors in fulfilling the Board's oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls established by management and the Board and the independence and performance of the Company's audit process.

         The Audit Committee has:

         (1) reviewed and discussed with management the audited financial statements included in the Company's Annual Report and Form 10-KSB;

         (2) discussed with Stegman and Company, the Company's independent auditors, the matters required to be discussed by statement of Auditing Standards No. 61, and has received the written disclosures and letter from Stegman and Company, as required by Independence Standards Board Standard No. 1; and

         (3) discussed with Stegman and Company, its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2000. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Stegman and Company is compatible with the auditor's independence.

                         Members of the Audit Committee

                            David H. Lavine, Chairman
                                 Arthur H. Blitz
                                  Benson Klein
                                Donald R. Rogers
                           Worthington H. Talcott, Jr.

DIRECTORS' COMPENSATION

         During 2000, each non-employee director other than Mr. Abel received options to purchase 31.25 shares for each meeting of the Board of Directors of the Company, the Board of Directors of the Bank or a committee of the Board of the Company or the Bank, attended. All options granted for meeting attendance or in lieu of regular directors fees are issued under the Company's Option Plan, have a term of ten years and an exercise price equal to the fair market value of the Common Stock at the end of the quarter with respect to which they are granted. Directors of both the Company and the Bank are eligible to receive grants of warrants or options under the Company's Option Plan. In 2000, options to purchase an aggregate of 13,125 shares of Common Stock, at exercise prices ranging from $7.75 to $8.00 per share, were issued to non-employee directors of the Company and the Bank.

         During 2000, Mr. Abel, the Chairman of the Board of Directors of the Company received an annual payment of $24,000 in lieu of regular director fees from the Company and the Bank. In January 2001, the Company and Mr. Abel entered into a consulting agreement governing his service and compensation as Chairman. The initial term of Mr. Abel's consulting agreement expires on December 31, 2003. On each December 31, the term of the agreement automatically extends for one additional year, unless Mr. Abel has given notice of his intention not to renew the term. Under his agreement, Mr. Abel is entitled to receive an annual fee of $36,000, subject to periodic increase, in lieu of all other fees for service on the Boards of Directors or any committees of the Company and the Bank. In the event of termination of Mr. Abel's service for any reason other than for cause (as defined), Mr. Abel (or his estate), is entitled to receive an amount equal to 2.99 times his then current annual fee, subject to certain limitations in the event that his termination occurs in connection with a change in control (as defined) of the Company or the Bank.

EXECUTIVE COMPENSATION

         The following table sets forth a comprehensive overview of the compensation for Mr. Paul, the President of the Company, and executive officers of the Company (including officers of the Bank) who received total salary and bonuses of $100,000 or more during the fiscal year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                      Long-term
                                                                                     Compensation
                                                Annual Compensation                     Awards
                                   ---------------------------------------------- ------------------- ------------------
                                                                                      Securities          All Other
   Name and Principal Position         Year           Salary          Bonus       Underlying Options   Compensation($)
---------------------------------- -------------- --------------- --------------- ------------------- ------------------

Ronald D. Paul, President              2000          $18,000            $0             3,125(1)              $0

                                       1999         $36,000(2)          $0               -0-                 $0

                                       1998         $18,000(3)          $0           50,000(1)(4)            $0



H.L. Ward, President and Chief         2000          $177,500        $30,000             -0-             $15,025(5)
Executive Officer of the Bank,
Executive Vice President of the        1999          $165,784        $16,000           3,750(1)          $14,700(6)
Company
                                       1998          $149,212        $16,000           9,375(1)          $10,900(7)




Thomas D. Murphy, Executive Vice       2000          $145,000        $21,111             -0-             $12,840(8)
President- Chief Operating
Officer of the Bank                    1999          $132,956        $19,333           3,750(1)          $13,463(9)

                                       1998          $122,151        $11,555           7,500(1)          $9,126(10)



Susan G. Riel, Senior Vice             2000          $100,000         $8,500            2,500            $2,880(11)
President - Senior Operations
Officer of Bank                        1999          $80,000          $6,000             -0-             $2,400(11)

                                       1998          $80,000          $4,000           3,750(1)           $300(11)

(1)      As adjusted to reflect the 25% stock split in the form of a dividend paid on March 31, 2000.
(2)      Represents payments in lieu of director fees.
(3)      Includes $16,500 of payments in lieu of director fees.
(4)      These options vest over a period of four years.
(5)      Includes $7,200 car allowance, $2,275 insurance premiums and $5,325 401(k) matching contribution.
(6)      Includes $7,200 car allowance, $2,500 insurance premiums, and $5,000 401(k) matching contribution.
(7)      Includes $7,200 car allowance, $2,500 insurance premiums, and $1,200 401(k) matching contribution.
(8)      Includes $6,000 car allowance, $2,190 insurance premiums, and $4,650 401(k) matching contribution.
(9)      Includes $6,000 car allowance, $2,151 insurance premiums, and $5,312 401(k) matching contribution.
(10)     Includes $6,000 car allowance, $2,151 insurance premiums, $975 401(k) matching contribution.
(11)     Represents 401(k) matching contributions.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                 Percent of Total
                       Number of Securities     Options Granted to
                        Underlying Options      Employees in Fiscal     Exercise Price Per
       Name                  Granted                    Year                   Share           Expiration Date
-------------------- ------------------------- ----------------------- ---------------------- ------------------
Ronald D. Paul                3,125                    28.09%                Varied(1)            Varied(1)

H.L. Ward                      -0-                      N/A                    N/A/                  N/A

Thomas D. Murphy               -0-                      N/A                     N/A                  N/A

Susan G. Riel                 2,500                    22.47%                  $8.25                12/08
--------------------

(1)      Mr. Paul's options are granted at the end of each calendar quarter. During 2000, Mr. Paul received options to purchase
         781.25 shares at an exercise price of $7.75 per share and options to purchase 2,343.75 shares at an exercise price of $8.00 per share

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

                                                                 Number of Securities
                                                                Underlying Unexercised      Value of Unexercised
                                                                Options at December 31,    In-The-Money Options at
       Name             Shares Acquired on     Value Realized             2000                December 31, 2000
                             Exercise                          Exercisable/Unexercisable   Exercisable/Unexercisable(1)
-------------------- ------------------------- --------------- --------------------------- ----------------------------
Ronald D. Paul                 -0-                  -0-              40,625/12,500             $40,820/$12,500

H.L. Ward                      -0-                  -0-                 13,125/0                  $13,125/$0

Thomas D. Murphy               -0-                  -0-                 11,250/0                  $11,250/$0

Susan G. Riel                  -0-                  -0-                 6,250/0                   $5,625/$0
--------------------

(1)      Based on the average of the inside bid and inside ask price on December 29, 2000.

         Employment Agreements.

         During 2000, Mr. Paul, President of the Company and Chairman of the Board of Directors of the Bank, received an annual salary of $18,000 from the Company in lieu of regular director fees from the Company. In 2000, Mr. Paul also received options to purchase 781.25 options per quarter in lieu of regular directors fees from the Bank. In January 2001, the Company and Mr. Paul entered into an employment agreement governing his service and compensation as President of the Company. The initial term of Mr. Paul's employment agreement expires on December 31, 2003. On each December 31, the term of the agreement automatically extends for one additional year, unless Mr. Paul has given notice of his intention not to renew the term. Under his agreement, Mr. Paul is entitled to receive an annual base salary of $50,000, subject to periodic increase. Mr. Paul is also entitled to receive options to purchase shares of Common Stock having an aggregate exercise price, determined at fair market value on the date of grant, of $25,000 per year, payable quarterly. Mr. Paul may also receive a bonus in the discretion of the Board of Directors. The compensation under Mr. Paul's employment agreement is in lieu of all other fees for service on the Boards of Directors or any committees of the Company and the Bank. In the event of termination of Mr. Paul's employment for any reason other than for cause (as defined), Mr. Paul (or his estate), is entitled to receive and amount in cash equal to 2.99 times his then current base salary plus the dollar value of his then current option compensation, subject to certain limitations in the event that his termination occurs in connection with a change in control (as defined) of the Company or the Bank.

         Mr. Ward has an employment agreement with the Company and the Bank pursuant to which he serves as Executive Vice President of the Company and President and Chief Executive Officer of the Bank. Mr. Ward's agreement has a term which expires December 31, 2003. Under his agreement, Mr. Ward is entitled to a current annual base salary of $195,250, $750,000 of Bank paid life insurance (at standard rates), a $9,000 annual car allowance, and participation in all other health, welfare, benefit, stock, option and bonus plans, if any, generally available to officers or employees of the Bank or the Company. If Mr. Ward's employment is terminated without cause for reasons other than death, disability or in connection with a change in control (as defined), he would be entitled to receive continued payment of base salary through the end of the term of his agreement, subject to his compliance with certain noncompete provisions of the employment agreement. In the event of termination of Mr. Ward's employment, or reduction in his compensation or position or responsibilities within 120 days before or after a change in control, or the voluntary termination of employment within the 30 day period following a change in control, Mr. Ward would be entitled to receive a lump sum payment equal to 2.99 times his base salary, subject to adjustment to avoid adverse tax consequences resulting from characterization of such amount for tax purposes as a "parachute payment."

         Mr. Murphy has an employment agreement with EagleBank pursuant to which he serves as Executive Vice President and Chief Operating Officer of the Bank. Mr. Murphy, pursuant to his agreement, which expires December 31, 2003, is entitled to a current annual base salary of $160,000, $600,000 of Bank paid life insurance (at standard rates), a $7,800 annual car allowance, and participation in all other health, welfare, benefit, stock, option and bonus plans, if any, generally available to officers or employees of the Bank or the Company. If Mr. Murphy's employment is terminated without cause for reasons other than death, disability or in connection with a change in control (as defined), he would be entitled to receive continued payment of base salary through the end of the term of his agreement, subject to his compliance with certain noncompete provisions of the employment agreement. In the event of termination of Mr. Murphy's employment, or reduction in his compensation or position or responsibilities within 120 days before or after a change in control, or the voluntary termination of employment within the 30 day period following a change in control, Mr. Murphy would be entitled to receive a lump sum payment equal to 2.99 times his base salary, subject to adjustment to avoid adverse tax consequences resulting from characterization of such amount for tax purposes as a "parachute payment."

         Ms. Riel has an employment agreement with EagleBank pursuant to which she serves as Senior Vice President and Senior Operating Officer of the Bank. Ms Riel, pursuant to her agreement, which expires December 31, 2003, is entitled to a current annual base salary of $115,000 and participation in all other health, welfare, benefit, stock, option and bonus plans, if any, generally available to officers or employees of the Bank or the Company. If Ms. Riel's employment is terminated without cause for reasons other than death, disability or in connection with a change in control (as defined), she would be entitled to receive continued payment of base salary through the end of the term of her agreement, subject to her compliance with certain noncompete provisions of the employment agreement. In the event of termination of Ms. Riel's employment, or reduction in her compensation or position or responsibilities within 120 days before or after a change in control, or the voluntary termination of employment within the 30 day period following a change in control, Ms. Riel would be entitled to receive a lump sum payment equal to 2.00 times her base salary, subject to adjustment to avoid adverse tax consequences resulting from characterization of such amount for tax purposes as a "parachute payment."

         Employee Benefit Plans. The Bank provides a benefit program which includes health and dental insurance, life and long term and short term disability insurance and a 401(k) plan under which the Company makes matching contributions up to 3% of an employee's salary, for substantially all full time employees.

         Stock Option Plan. The Company maintains a stock option plan, adopted by shareholders at the 1999 annual meeting, to attract, retain, and motivate key officers of the Company and the Bank by providing them with a stake in the success of the Company as measured by the value of its shares.

         The 1998 Stock Option Plan (the "Option Plan") is administered by a committee (the "Committee"), appointed by the Board of Directors of the Company, consisting of not less than two (2) members of the Board and up to three (3) additional members, who may be members of the Board of Directors, members of the Bank's Board of Directors, or non-director officers of the Company or the Bank. Members of the Committee may be Employee Directors or Non-Employee Directors, and serve at the pleasure of the Board of Directors. In the absence at any time of a duly appointed Committee, the Option Plan will be administered by the full Board of Directors.

         The purpose of the Option Plan is to advance the interests of the Company by providing directors and selected key employees of the Bank, the Company, and their affiliates with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and key employees of the Company, the Bank and any affiliate to promote the success of the business as measured by the value of its shares, and to increase the commonality of interests among directors, key employees and other shareholders.

         Under the Option Plan, 309,375 shares of common stock (as adjusted for the 25% stock split in the form of a dividend paid on March 31, 2000), are available for issuance pursuant to the exercise of "Options" granted under the Option Plan. Under the Option Plan, the Committee may grant incentive stock options ("ISOs") or non-incentive stock options ("Non-ISOs") to such key employees as the Committee may designate, and may grants warrants ("Warrants") and other Non-ISOs to directors of the Company, the Bank and their affiliates. ISOs, Non-ISOs and Warrants are collectively referred to as "Options." In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust both the number and kind of shares of stock as to which Options may be awarded under the Option Plan, the affected terms of all outstanding Options, and the aggregate number of shares of Common Stock remaining available for grant under the Option Plan. If any Option expires, becomes unexercisable or is forfeited for any reason without having been exercised or becoming vested in full, the shares of Common Stock subject to such Options will be available for the grant of additional Options unless the Option Plan has expired or otherwise been terminated.

         The exercise price of Options may not be less than 100% of the fair market value of the Common Stock on the date of grant. In the case of an optionee who owns more than 10% of the outstanding Common Stock on the date of grant, such option price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options will be treated as Non-ISOs, and not as ISOs. A Participant may, under the 1998 Option Plan, receive additional options notwithstanding the earlier grant of options and regardless of their having been exercised, expired, or surrendered.

         The Option Plan has a term of 10 years from December 9, 1998, its effective date, after which date no Options may be granted. The maximum term for an Option is 10 years from its date of grant, except that the maximum term of an ISO may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant.

         As of December 31, 2000, the Company had Options for the purchase of 238,441 shares of Common Stock issued and outstanding under the Option Plan. Subsequent to December 31, 2000, Options to purchase 735 shares of Common Stock, at an exercise price of $8.50 per share, were granted to Mr. Paul, and options to purchase an aggregate of 2,471 shares, at an exercise price of $8.50 per share, were granted to other non-employee directors of the Company and the Bank. As of the date hereof, options to acquire 67,728 shares of Common Stock are subject to issuance pursuant to the Option Plan.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Set forth below is certain information regarding persons who are executive officers of the Company or the Bank. For information regarding Mr. Ward, please see "Nominees For Election as Director" at page 4. For information for Mr. Murphy, please see "Election of Directors of the Bank" at page 5. Except as otherwise indicated, the occupation listed has been such person's principal occupation for at least the last five years.

         Susan G. Riel. Ms. Riel, 51, Senior Vice President - Senior Operations Officer of the Bank, previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. Ms. Riel has over 23 years of experience in the commercial banking industry.

         Wilmer L. Tinley, Jr. Mr. Tinley, 62, Senior Vice President and Chief Financial Officer of the Company and the Bank since June 1998, operated his own tax, accounting and business services company from 1992 through 1998. Prior to that time, he served as the President and Chief Executive Officer of Montgomery National Bank (later Allegiance) from its organization in 1987 until 1992.

         Martha Foulon-Tonat. Ms. Foulon-Tonat, 45, Senior Vice President and Chief Lending Officer of the Bank, served at Allegiance Bank from January 1990 to December 1997. Her duties included being Senior Vice President and Chief Lending Officer. Prior to her service at Allegiance Bank Ms. Foulon-Tonat served at various commercial banks in the area. She has over 19 years experience in the commercial banking industry.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with some of its and the Company's directors, officers, and employees and their associates. In the past, substantially all of such transactions have been on the same terms, including interest rates, maturities and collateral requirements as those prevailing at the time for comparable transactions with non-affiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

         The maximum aggregate amount of loans (including lines of credit) to officers, directors and affiliates of the Company at December 31, 2000 amounted to $3,912,380, representing approximately 27.8% of the Company's total shareholders' equity at December 31, 2000. In the opinion of the Board of Directors, the terms of these loans are no less favorable to the Bank than terms of the loans from the Bank to unaffiliated parties. On December 31, 2000, $2,111,005 of loans were outstanding to individuals who, during 2000, were officers, directors or affiliates of the

Company. At the time each loan was made, management believed that the loan involved no more than the normal risk of collectibility and did not present other unfavorable features. None of such loans were classified as Substandard, Doubtful or Loss.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Stegman and Company, independent public accountants, to audit the Company's financial statements for the fiscal year ending December 31, 2001. Stegman and Company has audited the financial statements of the Company since its organization. Representatives of Stegman and Company are expected to be present at the Annual Meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire.

FEES PAID TO INDEPENDENT ACCOUNTING FIRM

         Audit fees.

         The aggregate amount of fees billed by Stegman and Company for services provided in connection with the audit of the Company's financial statements for the year ended December 31, 2000, and for review of the financial statements included in the Company' quarterly reports on Form 10-QSB filed during 2000 was $29,100.

         All Other Fees.

         The aggregate amount of fees billed for all other professional services provided by Stegman and Company during the year ended December 31, 2000 was $4,000. None of such amount was for services relating to the design or implementation of the Company's financial information systems.

                            FORM 10-KSB ANNUAL REPORT

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO ANY SHAREHOLDER OF RECORD ENTITLED TO VOTE AT THE ANNUAL MEETING OR ANY BENEFICIAL OWNER OF COMMON STOCK SOLICITED HEREBY, A COPY OF ITS 2000 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON THE WRITTEN REQUEST OF SUCH SHAREHOLDER. REQUESTS SHOULD BE DIRECTED TO MICHELE MIDLO, CORPORATE SECRETARY, AT THE COMPANY'S EXECUTIVE OFFICES, 7815 WOODMONT AVENUE, BETHESDA, MARYLAND 20814.

                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file.

         Based solely upon the Company's review of the copies of the forms which it has received and written representations from the Company's directors, executive officers and ten percent shareholders, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a).

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware of any other matters to be presented for action by shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

         All proposals or nominations for election as directors by shareholders, to be presented for consideration at the next annual meeting and to be included in the Company's proxy materials must be received by the Company no later than December 19, 2001. Shareholder proposals for nominations for election as director which shareholders do not wish to include in the Company's proxy materials must be received by the Company no later than January 17, 2002. In order to be eligible for consideration at the next annual meeting of shareholders, the Company must receive notice of shareholder proposals for business other than the election of directors to be conducted at the annual meeting which are not proposed to be included in the Company's proxy materials not less than thirty and not more than ninety days before the date of the annual meeting, or if less than forty five days notice of the meeting is given, by the earlier of two days before the meeting and fifteen days after the notice of the meeting is mailed.

                                      By Order of the Board of Directors



                                      Michele Midlo, Corporate Secretary


April 18, 2001

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

GOALS AND OBJECTIVES

The primary function of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls management and the board of directors have established and all audit processes.

GENERAL RESPONSIBILITIES

>> The audit committee provides open avenues of communication among the internal auditor, the independent accountant and the board of directors.

>> The audit committee must report committee actions to the full board of directors and may make appropriate recommendations.

>> The audit committee has the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

>> The committee will meet at least four times each year, or more frequently if the committee determines that it is advisable. The audit committee chairman has the power to call a committee meeting whenever he thinks there is a need. An audit committee member should not vote on any matter in which he or she is not independent. The committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

>> The committee will do whatever else the law, the bank's charter or bylaws or the board of directors requires.

MEMBERSHIP

>> The committee shall consist of three or more directors, appointed by the Board on an annual basis. At least a majority of the directors appointed shall be independent and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the committee. In determining the independence of members of the committee, the Board shall consider, at a minimum, the then current standards of independence established by The Nasdaq Stock Market and the Federal Deposit Insurance Corporation. All committee members shall have (1) the ability to read and understand fundamental financial statements, including a Company's balance sheet, income statement, cash flow statement, and key performance indicators:
         (2) the ability to understand key business and financial risks, related controls and control processes. At least one member of the committee shall have accounting or related financial management expertise. The committee members shall appoint the committee chairperson.

RESPONSIBILITIES OF MANAGEMENT AND INDEPENDENT AUDITORS.

>> While the committee has the review, oversight, and reporting responsibilities set forth in this charter, it does not have responsibility for planning or conducting audits or for determining that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those are responsibilities of management and the independent auditors, rather than the committee. The committee also is not responsible for ensuring compliance with laws or regulations, or for resolving disagreements, if any, between management and the independent auditor.

Responsibilities for engaging independent accountants and appointing the internal auditor

>> The audit committee will recommend the selection of the independent accountants for company audits. The committee's selection is subject to approval by the full board of directors. The audit committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

>> The audit committee will review and have veto power over the appointment, replacement, reassignment or dismissal of the internal auditor.

>> The audit committee will confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them. On an annual basis, the committee shall receive from the independent accountants the written disclosures and letter required to be provided, and review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence.

>> Reviewing the provision of non-audit services by the independent auditors, and considering whether the provision of such services is compatible with the auditor's independence.

>> The audit committee will consider, in consultation with the independent accountant and the internal auditor, the audit scope and procedural plans made by the internal auditor and the independent accountant.

>> The audit committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

>> The audit committee will review and discuss with the internal auditor and the independent accountant their plans to coordinate the internal and external audits. The purpose of coordinating these efforts is to assure completeness of coverage, reduce redundancy and use audit resources effectively.

RESPONSIBILITIES FOR REVIEWING INTERNAL AUDITS, THE ANNUAL EXTERNAL AUDIT AND THE REVIEW OF QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

>> The audit committee will ascertain that the independent accountant views the Bank as its client, that it will be available to the full board of directors at least annually and that it will provide the committee with a timely analysis of significant financial reporting issues.

>> The audit committee will ask management, the internal auditor and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

>> The audit committee will review the following with the independent accountant and the internal auditor:

         a. The adequacy of the bank's internal controls, including computerized information system controls and security.
         b. Any significant findings and recommendations made by the independent accountant or internal auditing, together with management's responses to them.

>> Shortly after the annual audit is completed, the audit committee will review the following with management and the independent accountant:

         a.       The bank's annual financial statements and related footnotes.
         b. The independent accountant's audit of and report on the financial statements.
         c. The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.
         d. Any serious difficulties or disputes with management encountered during the course of the audit.

         e. Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.

>> The audit committee will consider and review with management and the internal auditor:

         a. Any significant findings during the year and management's responses to them .
         b. Any difficulties the internal auditor encountered while conducting audits, including any restrictions on the scope of their work or access to required information.
         c.       Any changes to the planned scope of management's internal
                  audit plan that the committee thinks advisable.
         d.       The internal auditing department's budget and staffing.
         e.       The internal auditing department's charter.

>> The audit committee will review annual filings with the SEC and other published documents containing the bank's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

>> The audit committee will determine that the quarterly financial statements have been reviewed by the independent accountants in accordance with SAS 71 before those interim statements are released to the public or filed with the SEC.

         Prepare a report for inclusion in the proxy statement that describes the committee's composition and responsibilities, and how they were discharged, including a statement regarding their review and discussion of the annual financial statements, review of the independence of the independent accountants, and discussions with the independent accountants, and a statement that based on the foregoing, the committee recommended that the annual financial statements be included in the Company's annual report on Form10-K.

PERIODIC RESPONSIBILITIES

>> Review, at least annually, and update the committee's charter as appropriate.

>> Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the internal auditor or the independent accountant.

>> Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.

>> Meet with the internal auditor, the independent accountant and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the audit committee.

                                 REVOCABLE PROXY
                               EAGLE BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby makes, constitutes and appoints David H. Lavine and Bruce H. Lee, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of Eagle Bancorp, Inc. (the "Company ") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Shareholders to be held on May 23, 2001 and at any adjournment or postponement thereof.

ELECTION OF DIRECTORS

         |_| FOR all nominees listed below (except as noted to the contrary below)

         |_|      WITHHOLD AUTHORITY to vote for all nominees listed below

         Nominees:      Leonard L. Abel, Dudley C. Dworken, Eugene F. Ford, Sr.,
                        Ronald D. Paul, H.L. Ward

         (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


         -----------------------------------------------------------------------

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         |_| FOR   |_| AGAINST   |_| ABSTAIN  the proposal to ratify the
             appointment  of Stegman and Company.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all of the nominees set forth above and FOR the proposal to ratify Stegman and Company as the Company's auditors. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

BACK

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the shareholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.



                                              --------------------------------
                                              Signature of Shareholder



                                              --------------------------------
                                              Signature of Shareholder

                                              Dated: _________________, 2001


    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

        |_| PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.